TRESORO MINING CORP

# MERCER TWO PANAMA CORP

# SUCURSAL COLOMBIA

**Julio 9 de 2012**

**Comunidad Minera Guayabales**

Calle 7 No. 39-205, Oficina 704

Medellin, Colombia

**Atención: Sr. Ruben Dario Gaspar Trejos, Representante Legal**

**CORRESPONDENCIA CONFIDENCIAL ENTRE LA COMUNIDAD MINERA GUAYABALES Y MERCER TWO PANAMA CORP SUCURSAL COLOMBIA (Y/O SU CASA MATRIZ TRESORO MINING CORP)**

Asunto: **Extensión del periodo del pago efectivo de $160.000 USD, que se cumple el día 14 de Julio de 2012 de conformidad a la sección 3.1 del Acuerdo de Opción, de fecha para referencia: Marzo 4 de 2010 ("El Acuerdo"), entre Mercer Two Panama Corp (subsidiaria de Tresoro Mining Corp) y la Comunidad Minera Guayabales ("CMG")**

Con base a la propuesta presentada Por Mercer two Panama Corp (subsidiaria de Tresoro Mining Corp) y la propuesta verbal presentada por la Comunidad Minera Guayabales ("CMG"), y que por mutuo acuerdo se decidió que el pago de $160.000 USD, que se cumple el día 14 de Julio de 2012, será extendido para el día 31 de Julio de 2012.

Las dos partes certifican que la extensión del periodo de pago NO afectará los términos del subyacente "Acuerdo de Opción".

Las dos partes confirman y aceptan la extensión del periodo por medio de la firma de la presente y retorno de copia a cada una de las partes.

Atentamente,

Ruben Dario Gaspar T.

Julio 10 De 2012 Hora: 10:30 AM

Gary Powers, Representante Legal
Mercer Two Panama Corp Sucursal Colombia

Ruben Dario Gaspar Trejos,
Representante Legal
Comunidad Minera Guayabales

Mercer Two Panama Corp Sucursal Colombia Cra 71#47-06, Medellin, Antioquia, Colombia Tel: (57)(4)416-4454

Mercer Two Panama Corp.
gpowers@tresoromining.com

Ricardo Arias Street
Advanced Building, 1st Floor

PO Box 0823-01310
Panama

TRESORO MINING CORP

# MERCER TWO PANAMA CORP

# SUCURSAL COLOMBIA

**July 9th, 2012**

**Comunidad Minera Guayabales**

Calle 7 No. 39-205, Oficina 704

Medellin, Colombia

**Attention: Mr. Ruben Dario Gaspar Trejos, Legal Representative**

**CONFIDENTIAL CORRESPONDENCE BETWEEN COMUNIDAD MINERA GUAYABALES AND MERCER TWO PANAMA CORP SUCURSAL COLOMBIA (AND OR/ TRESORO MINING CORP)**

Re: **Extensión of the US160.000 cash payment due on July 14, 2012 pursuant to section 3.1(a) of the option agreement, dated March 4, 2010 ("The Option Agreement"), between Mercer Two Panama Corp (subsidiary of Tresoro Mining Corp) and Comunidad Minera Guayabales ("CMG")**

Based upon a written proposal presented by Mercer Two Panama Corp (subsidiary of Tresoro Mining Corp) and the verbal proposal presented by Comunidad Minera Guayabales ("CMG"), and by mutual agreement, the payment of US160.000 due on or by July 14, 2012 will be extended to July 31, 2012.

Both parties certify that the extension of the period of payment SHALL NOT affect the terms of the Underlying Option Agreement.

Both parties confirm and accept the extensión by signing this letter and returning a copy to each one of the parties.

Sincerely,

Gary Powers, Representante Legal
Mercer Two Panama Corp Sucursal Colombia

Rubin Dario Gaspar T. Julio 10 De 2012 Hora 10:30 Am

Ruben Dario Gaspar Trejos,
Representante Legal
Comunidad Minera Guayabales